As filed with the Securities and Exchange Commission on May 21, 1997

                                           1933 Act Registration No. 33-40496
                                           1940 Act Registration No. 811-5990


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.

                          Post-Effective Amendment No. 23           X
                                                                   ---

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23                     X
                                                                    ---

                          IAI INVESTMENT FUNDS VI, INC.
               (Exact Name of Registrant as Specified in Charter)

                       3700 First Bank Place, P.O. Box 357
                          Minneapolis, Minnesota 55440
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-2700
              (Registrant's Telephone Number, including Area Code)


Christopher J. Smith, Esq.                     Copy to:
3700 First Bank Place                          Michael J. Radmer, Esq.
P.O. Box 357                                   Dorsey & Whitney
Minneapolis, Minnesota  55440                  220 South Sixth Street
(Name and Address of Agent for Service)        Minneapolis, Minnesota  55402

It is proposed that this filing will become effective (check appropriate box)

     ----   immediately upon filing pursuant to paragraph (b)

      X     on June 1, 1997  pursuant to paragraph (b)
     ---

     ---    60 days after filing pursuant to paragraph (a)(1)
     ---    on (date) pursuant to paragraph (a)(1)
     ---    75 days after filing  pursuant to  paragraph  (a)(2)
     ---    on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

     --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Rule 24f-2 Notices were last filed with the Commission on March 26, 1997.

                          IAI INVESTMENT FUNDS VI, INC.

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

Item Number       Caption                                            Prospectus Caption
-----------       -------                                            ------------------

        1         Cover Page....................................     Cover Page of Prospectus

        2         Synopsis......................................     Fund Expense Information

        3         Condensed Financial Information...............     Financial Highlights; Investment Performance

        4         General Description of Registrant ............     Investment Objectives and Policies;
                                                                     Description of Common Stock; Additional
                                                                     Information

        5         Management of the Fund........................     Fund Expense Information; Management;
                                                                     Additional Information; Custodian, Transfer
                                                                     Agent and Dividend Disbursing Agent

        5A        Management's Discussion of Fund PerformanceInformation is Contained in the Annual Report


        6         Capital Stock and Other Securities............     Dividends, Distributions and Tax Status;
                                                                     Description of Common Stock; Additional
                                                                     Information

        7         Purchase of Securities Being Offered..........     Computation of Net Asset Value and Pricing;
                                                                     Purchase of Shares; Automatic Investment
                                                                     Plan; Exchange Privilege; Automatic Exchange
                                                                     Plan; Retirement Plans; Authorized Telephone
                                                                     Trading

        8         Redemption or Repurchase......................     Systematic Cash Withdrawal Plan; Redemption
                                                                     of Shares; Authorized Telephone Trading

        9         Pending Legal Proceedings.....................     Not Applicable


Item Number       Caption                                            Statement of Additional Information Caption
-----------       -------                                            -------------------------------------------

        10        Cover Page....................................     Cover Page of Statement of Additional
                                                                     Information

        11        Table of Contents.............................     Table of Contents

        12        General Information and History...............     Management

        13        Investment Objectives and Policies............     Investment Objectives and Policies;
                                                                     Investment Restrictions

        14        Management of the Fund........................     Management

        15        Control Persons and Principal
                    Holders of Securities.......................     Management; Capital Stock

        16           Investment Advisory and Other Services.....     Management; Prior Agreements; Counsel and
                                                                     Auditors; Custodian; Transfer Agent and
                                                                     Dividend Disbursing Agent

        17        Brokerage Allocation..........................     Portfolio Transactions and Allocation of
                                                                     Brokerage

        18        Capital Stock and Other Securities............     Capital Stock

        19        Purchase, Redemption and Pricing                              Purchases and Redemptions In Kind;
                  of Securities Being Offered...................     Net Asset Value and Public Offering  Price

        20        Tax Status....................................     Tax Status

        21        Underwriters..................................     Prior Agreements

        22        Calculation of Performance Data...............     Investment Performance

        23        Financial Statements..........................     Financial Statements


                          Prospectus Dated June 1, 1997


                              IAI MONEY MARKET FUND
                                IAI RESERVE FUND


                              3700 First Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
                            Telephone 1-612-376-2700
                                 1-800-945-3863


     IAI Money Market Fund ("Money Market Fund") is a separate portfolio of IAI Investment Funds VI, Inc., an open-end diversified management investment company authorized to issue its shares of common stock in more than one series. The investment objective of Money Market Fund is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity.

     AN INVESTMENT IN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     IAI Reserve Fund ("Reserve Fund") is a separate portfolio of IAI Investment Funds V, Inc., an open-end diversified management investment company authorized to issue its shares of common stock in more than one series. Reserve Fund's investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Reserve Fund pursues its investment objectives by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. The dollar weighted average maturity of Reserve Fund's portfolio will not exceed twenty-five (25) months.


This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated June 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Funds at the address or telephone number shown on the inside back cover of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

FUND EXPENSE INFORMATION.....................................................3
FUND DIRECTORS...............................................................3
FINANCIAL HIGHLIGHTS.........................................................4
INVESTMENT OBJECTIVE AND POLICIES............................................6
OTHER FUND INVESTMENT TECHNIQUES.............................................8
FUND RISK FACTORS............................................................11
MANAGEMENT...................................................................13
INVESTMENT PERFORMANCE.......................................................14
COMPUTATION OF NET ASSET VALUE AND PRICING...................................15
PURCHASE OF SHARES...........................................................15
RETIREMENT PLANS.............................................................17
AUTOMATIC INVESTMENT PLAN....................................................17
REDEMPTION OF SHARES.........................................................17
EXCHANGE PRIVILEGE...........................................................18
AUTOMATIC EXCHANGE PLAN......................................................19
AUTHORIZED TELEPHONE TRADING.................................................19
SYSTEMATIC CASH WITHDRAWAL PLAN..............................................19
CHECK WRITING PRIVILEGE......................................................20
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS......................................20
DESCRIPTION OF COMMON STOCK..................................................21
COUNSEL AND AUDITORS.........................................................21
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT......................21
ADDITIONAL INFORMATION.......................................................22

                            FUND EXPENSE INFORMATION

                                                  Money Market          Reserve
SHAREHOLDER TRANSACTION EXPENSES                     Fund                Fund
--------------------------------                   ------------          --------
Sales Load Imposed on Purchases..................    None                 None
Sales Load Imposed on Reinvested Dividends........   None                 None
Redemption Fees*..................................   None                 None
Exchange Fees.....................................   None                 None
-------------------------------------

* Each Fund charges a $10.00 fee for the payment of redemption proceeds by wire.


ANNUAL FUND OPERATING EXPENSES                   Money Market         Reserve
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)       Fund                Fund
---------------------------------------------       ----                ----
Management Fee..................................     .60%               .85%
Rule 12b-1 Distribution Fee.....................     None               None
Other Expenses..................................     None               None
                                                   -------            -------
Total Fund Operating Expenses...................     .60%               .85%
                                                     ===                ===

Example:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:

                               1 Year       3 Years    5 Years     10 Years
                               ------       -------    -------     --------

         Money Market Fund     $  6          $ 19       $ 33        $ 75
         Reserve Fund          $  9          $ 27       $ 47        $105


     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Because of a change in each Fund's fee structure during the past fiscal year, the information in the table has been restated to reflect each Fund's current fees. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



                                 FUND DIRECTORS

                      Madeline Betsch           Noel P. Rahn
                      W. William Hodgson        J. Peter Thompson
                      George R. Long            Charles H. Withers

                              FINANCIAL HIGHLIGHTS

         The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in each Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from a Fund at no charge.

MONEY MARKET FUND

                                                                       Period from                     Period from
                                           Years ended January 31,    April 1, 1994                  January 5, 1993***
                                          ------------------------         to         Year Ended           to
                                             1997          1996         1995(1)          1994        March 31, 1993
                                          ------------------------    -------------   ----------     -------------------

NET ASSET VALUE
   Beginning of period                       $1.00         $1.00          $1.00        $1.00             $1.00
                                             -----         -----          -----        -----             -----
OPERATIONS
   Net investment income (loss)               0.05          0.05           0.03         0.03              0.01

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                     (0.05)        (0.05)         (0.03)       (0.03)            (0.01)


NET ASSET VALUE
   End of period                            $1.00          $1.00          $1.00        $1.00             $1.00
                                            =======       ========        ========     ======            =====

Total investment return*                     4.89%          5.46%          3.47%        2.88%            2.85%***


Net  assets  at  end  of  period         $ 26,140        $ 27,395       $ 33,175     $ 29,788         $ 25,877
(OOO's omitted)

RATIOS
    Expenses to average net assets**         0.56%          0.50%          0.50%       0.45%            0.29%
    Net investment income (loss)
      to average net assets                  4.80%          5.34%          4.12%      2.73%             2.96%
-----------------------------------------

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**    The Fund's adviser voluntarily waived $21,950,  $76,386, $81,895, $147,924 and $18,494 in expenses for the years ended January 31, 1997 and 1996, the ten months ended January 31, 1995, the year ended March 31, 1994 and the three months ended March 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been .63%, .74%, .88%, .88% and .69%, respectively, and the ratio of net investment income to average daily net assets would have been 4.73%, 5.10%, 3.74%, 2.30% and 2.56%, respectively.
      Ratios for the period ending  January 31, 1995 and March 31, 1993 are annualized.
***   Commencement  of operations.
(1)   Reflects fiscal year-end change from March 31 to January 31.


RESERVE FUND

                                                Period from
                                               April 1, 1994
                                                    to
                        Years Ended January 31, January 31,                     Years ended March 31,

                        ---------------------    -----------------------------------------------------------------------------

                          1997       1996        1995(1)    1994      1993      1992      1991       1990      1989      1988
                          ----       ----        -------    ----      ----      ----      ----       ----      ----      ----

NET ASSET VALUE
  Beginning of period   $10.00     $ 9.89         $9.98   $10.10    $10.16    $10.17    $10.08    $10.03     $10.08    $10.19
                        -------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income   0.52       0.56          0.40     0.39      0.36     0.57      0.72       0.80       0.74      0.58
  Net realized and
   unrealized gains      (0.12)      0.09         (0.08)   (0.13)     0.02     0.08      0.10       0.03      (0.05)     0.02
  (losses)
                        --------------------------------------------------------------------------------------------------------
Total from operations     0.40       0.65          0.32     0.26      0.38     0.65      0.82       0.83       0.69      0.60

                        --------------------------------------------------------------------------------------------------------

DISTRIBUTIONS  TO
SHAREHOLDERS FROM:
  Net investment income  (0.52)    (0.54)         (0.41)   (0.37)    (0.36)   (0.58)   (0.73)      (0.78)    (0.74)     (0.71)
  Net realized gains       ---      ---            ---     (0.01)    (0.08)   (0.08)    ----         ---     ----        ---
                         -------------------------------------------------------------------------------------------------------
Total distributions      (0.52)    (0.54)         (0.41)   (0.38)    (0.44)   (0.66)   (0.73)      (0.78)    (0.74)     (0.71)
                        --------------------------------------------------------------------------------------------------------

NET ASSET VALUE
  End of period          $9.88    $10.00          $9.89    $9.98     $10.10  $10.16    $10.17      $10.08   $10.03     $10.08
                        =======================================================================================================

Total investment return*  4.16%     6.76%          3.21%   2.60%       3.81%   6.54%     8.49%       8.54%    6.95%     6.17%


Net  assets at end of
  period               $60,124    $54,974        $77,273  $98,813   $82,085 $108,373  $104,300    $76,163   $66,098   $67,543
  (000's omitted)

RATIOS
  Expenses to average
   net assets             0.85%     0.85%         0.85%**   0.85%      0.85%   0.85%    0.85%      0.85%      0.85%     0.80%


Net investment income
  to average net assets   5.22%      5.48%        4.77%**   3.95%      3.49%   5.63%    7.09%     7.95%       7.20%     5.90%

Portfolio turnover
rate (excluding
short-term securities)  231.0%     261.1%        170.0%   235.0%    538.7%    218.1%      87.0%     63.1%    64.3%      0.00%

     * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
     ** Annualized
     (1) Reflects fiscal year-end change from March 31 to January 31.


                        INVESTMENT OBJECTIVE AND POLICIES

                                MONEY MARKET FUND

     Money Market Fund's investment objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. The Fund is designed for investors who seek maximum stability of principal. Money Market Fund's investment objective may not be changed without shareholder approval. There can be no assurance that Money Market Fund will achieve its investment objective.

RULE 2A-7

     Money Market Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940 in addition to its other policies and restrictions discussed below. Rule 2a-7 requires that the Fund invest exclusively in securities that mature within 397 days and that it maintain an average dollar weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc.
("Moody's"). It is the responsibility of IAI to determine that Money Market Fund's investments present only "minimal credit risks" and are Eligible Securities. The Fund's Board of Directors has established written guidelines and procedures for IAI and oversees IAI's determination that the Fund's portfolio securities present only "minimal credit risks" and are Eligible Securities.

     Rule 2a-7 also requires that (1) 95% of the assets of Money Market Fund be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1), (2) the Fund may not invest more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not First Tier Securities) and (3) the Fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the Fund's total assets or $1,000,000.

INVESTMENT POLICIES

     In pursuing its investment objective, Money Market Fund's assets will be invested in short-term money market obligations, including securities issued, or guaranteed by, the United States Government, its agencies or instrumentalities; bank obligations, including time deposits, certificates of deposit, and bankers' acceptances issued by domestic banks or their foreign branches or by foreign banks; domestic and foreign commercial paper; repurchase agreements; U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments, or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and other short-term corporate obligations, including those with floating or variable rates of interest. The Fund may also invest in loan participation interests and other participation interests in securities in which the Fund may invest, subject to the Fund's quality and diversification requirements.

     Money Market Fund's investments are subject to price variations resulting from rising or falling interest rates and are subject to the ability of the issuers of such investments to make payments at maturity. However, because the Fund will invest only in securities that present minimal credit risks and are highly liquid, fluctuations in principal are expected to be minimal. Money Market Fund may also hold cash, which may not earn interest, to facilitate stabilizing its net asset value per share and for liquidity purposes.

     For additional information regarding the types of securities and investment techniques that Money Market Fund may use, see "Other Fund Investment Techniques." For additional information regarding the risks of investing in Money Market Fund, see "Fund Risk Factors".

                                  RESERVE FUND

     Reserve Fund's investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Such objectives may not be changed without shareholder approval. There can be no assurance that Reserve Fund will achieve its investment objectives.

     Reserve Fund pursues its objectives primarily through investment in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"). Reserve Fund will maintain a dollar weighted average maturity of its investment portfolio of twenty-five (25) months or less. For purposes of such determination, securities that provide for optional maturity dates, at the holder's option, shall be deemed by the Fund to have been issued with the shorter optional maturity dates.


     Other debt securities in which Reserve Fund may invest include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, corporate debt obligations, debt securities of foreign issuers, mortgage-related securities, commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or otherwise issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or S&P, bank certificates of deposit and other short-term instruments and repurchase agreements relating to such securities.  The  Fund may  purchase  securities  issued  by the  United  States
Government. Such securities may include U.S. Treasury inflation-protection securities. The value of such inflation-protection securities in adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. U.S. Government securities are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency that issued them.

     Reserve Fund may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. Reserve Fund currently intends to limit such investments to less than 10% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S&P. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.


     See "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Reserve Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     For additional information regarding the types of securities and investment techniques that may be utilized by Reserve Fund, see "Other Fund Investment Techniques". For additional information regarding the risks of investing in Reserve Fund, see "Fund Risk Factors".

OTHER FUND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in securities issued or guaranteed as to principal or interest by the United States Government, or agencies or instrumentalities of the United States Government. The types of securities in which a Fund may invest include direct obligations of the United States Treasury, such as United States Treasury bonds, notes and bills. In addition, the Funds may invest in obligations issued by instrumentalities which have been established or sponsored by the United States Government. Some obligations issued or guaranteed by agencies or instrumentalities are fully guaranteed by the United States Government. Others rely on the assets and credit of the instrumentality, along with rights to borrow from the United States Treasury and may involve more risk.

REPURCHASE AGREEMENTS

     Each Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan under relevant law. The Funds may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds' risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of IAI, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral.


SECURITIES OF FOREIGN ISSUERS


     Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by IAI to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in securities issued by foreign governments will vary depending upon the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Money Market Fund will limit its investments in foreign issuers to those which are denominated in U.S. dollars. Reserve Fund currently intends to invest no more than 15% of the value of its total assets in non-dollar denominated securities of foreign issuers.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS

     Reserve Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If Reserve Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables Reserve Fund to hedge against anticipated changes in interest rates and prices. Reserve Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, Reserve Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for Reserve Fund to "roll over" its purchase commitment, Reserve Fund may receive a negotiated fee. No more than 20% of Reserve Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see "Investment Objectives and Policies -Dollar Rolls" in the Statement of Additional Information.


ILLIQUID SECURITIES

     The Money Market Fund may invest up to 10% of its net assets, while the Reserve Fund may invest up to 15% of its net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. The institutional trading market is relatively new, and the liquidity of a Fund's investments could be impaired if trading does not develop or declines.


ZERO COUPON OBLIGATIONS

     Each Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

ADJUSTING INVESTMENT EXPOSURE

     Reserve Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of Reserve Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, Reserve Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures.

     Such techniques and instruments may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for Reserve Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect Reserve Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of Reserve Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some may also be used to enhance potential gain although no more than 5% of Reserve Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any technique or instruments is a function of numerous variables including market conditions. The ability of Reserve Fund to utilize these techniques and instruments successfully will depend on IAI's ability to predict pertinent market movements, which cannot be assured. Reserve Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Such techniques and instruments involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.


TEMPORARY INVESTMENTS

     Each Fund reserves the right, as a temporary defensive measure, such as during periods of adverse market conditions or when equity or debt securities are deemed overvalued, to hold up to 100% of its total assets in cash or cash equivalents and short-term securities, including money market securities.

BORROWING

     Each Fund may borrow from banks (or through reverse repurchase agreements) for temporary or emergency purposes. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Reserve Fund does not intend its borrowing to exceed 5% of its net assets.

PORTFOLIO TURNOVER

     Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, a Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high, as the rate was for Reserve Fund last fiscal year. High turnover rates (100% or more) generally result in higher brokerage and other costs for a Fund, and may increase taxable capital gains. Reserve Fund's historical portfolio turnover rates are set forth in the section "Financial Highlights."

     Further information regarding these and other techniques is contained in the Statement of Additional Information.

FUND RISK FACTORS

INTEREST RATE RISK

     As a mutual fund investing in fixed-income securities, Reserve Fund is subject to interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing Reserve Fund, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes. IAI anticipates the duration range for the Reserve Fund to be .25 to 1.75 years. This range is merely an expectation as of the date of this Prospectus, and may change due to market conditions and other economic factors. Therefore, the expected duration range does not limit IAI in how it manages the Fund. These principals of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.

     Money Market Fund is subject to interest rate risk, however, IAI endeavors to manage the Fund in such a way to minimize such risk and maintain a net asset value of $1.00 per share. There can be no assurance that Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

CREDIT RISK

     Each Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund. The credit risk of each Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

     Reserve Fund is also subject to call risk. Call risk is the possibility that corporate bonds held by Reserve Fund will be repaid prior to maturity. Call provisions, common in many corporate bonds held by Reserve Fund, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For Reserve Fund, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of Reserve Fund would decline.

FOREIGN INVESTMENT RISK FACTORS

     Each Fund may be subject to additional investment risks with respect to its investment in securities of foreign issuers that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include the risk of fluctuations in the value of the currencies in which they are denominated (although Money Market Fund only invests in such securities that are denominated in U.S. dollars), the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because Reserve Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of Reserve Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in Reserve Fund's net asset value and net investment income and capital gains, if any, Reserve Fund distributes in U.S. dollars to shareholders. Delays may be encountered in settling securities transactions in certain foreign markets, and Reserve Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.





RISKS ASSOCIATED WITH ADJUSTING INVESTMENT EXPOSURE

     The techniques and instruments described in the section "Adjusting Investment Exposure", including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent IAI's view as to certain market movements is incorrect, the risk that the use of such techniques and instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options), current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may not have markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for future contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of these techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques and instruments had not been utilized.


MANAGER RISK

     IAI manages each Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute each Fund's investment strategy effectively. As a result, each Fund may fail to achieve its stated objective.

RISKS OF LOWER-RATED DEBT SECURITIES

     Reserve Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by Reserve Fund were to default, Reserve Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of Reserve Fund.

     The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of Reserve Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for Reserve Fund to sell certain securities. For a description of Moody's and S&P ratings see Appendix A to the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     Each Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. Each Fund is a diversified investment company and has a fundamental policy that with respect to 75% of its total assets, each Fund may not invest more than 5% of its total assets in any one issuer. Each Fund may not invest 25% or more of its assets in any one industry. Each Fund may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of each Fund's investment restrictions.


                                   MANAGEMENT

     Money Market Fund was created on January 5, 1993, as a separate portfolio represented by a separate class of common stock of IAI Investment Funds VI, Inc., a Minnesota corporation created on April 30, 1991. Reserve Fund was created on January 31, 1986 as a separate portfolio represented by a separate class of common stock of IAI Investment Funds V, Inc., a Minnesota corporation created on October 18, 1985. Under Minnesota law, each Fund's Board of Directors is generally responsible for the overall operation and management of each Fund. IAI serves as the investment adviser of each Fund. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals and has total assets under management in excess of $16 billion. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Funds.



     Pursuant to a written agreement with each Fund (the "Management Agreement"), IAI provides each Fund with investment advisory services and is responsible for the overall management of each Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of a Fund's operating expenses. As compensation under the Management Agreement, Money Market Fund will pay IAI .60% of the Fund's average daily net assets and Reserve Fund will pay IAI .85% of its average daily net assets. The Management Agreement further provides that IAI will either reimburse each Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. Because IAI is paying Fund operating expenses, these fees represent each Fund's total expenses. With respect to certain of the services for which it is responsible under the Management Agreement, IAI may also pay qualifying broker-dealers, financial institutions and other entities for providing such services to Fund shareholders. IAI shall not be liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.



     Each Fund is managed by a team of IAI investment professionals which is responsible for making the day-to-day investment decisions for such Fund. The team leads for Reserve Fund are Tim Palmer and Livingston Douglas. Mr. Palmer is a Senior Vice President and has served as portfolio manager of IAI since 1990 and as a manager of Reserve Fund since 1991. Mr. Douglas is a Vice President of IAI and has co-managed Reserve Fund since joining IAI as a fixed income portfolio manager in 1993. Prior to joining IAI, Mr. Douglas served as a fixed income portfolio manager for Mackey-Shields Financial Corporation since 1987.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., IAI may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute a Fund's securities transactions.


                             INVESTMENT PERFORMANCE

     From time to time the Funds may advertise performance data. Performance data may include yield and effective yield and, for Reserve Fund, may also include monthly, quarterly, yearly, cumulative total return and average annual return. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. It can be expected that such figures will fluctuate substantially over time.

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. With respect to Money Market Fund, the yield of the Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). Reserve Fund's yield refers to the income generated by an investment in the Fund over a 30-day period. Yields are calculated according to a standard that is required for all bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See the section "Management" below.

     Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. The principal value of an investment in Reserve Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained without charge from the Funds.

     Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Funds. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may also note its mention in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Funds in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.

                   COMPUTATION OF NET ASSET VALUE AND PRICING

     Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates a Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

     A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of a Fund's investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

     For purposes of calculating net asset value per share for Money Market Fund, securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount ("Amortized Cost Method"), rather than at their value based on current market factors. While this method provides certainty in valuation, it may result in periods during which the value of any security, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the instrument.

     Reserve Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

     The offering price (price to buy one share) and redemption price (price to sell one share) are a Fund's NAV.


                               PURCHASE OF SHARES

     Each Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from a Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund whose shares are being purchased is duly registered in the state of the purchaser's residence, if required, and the purchaser otherwise satisfies the Fund's purchase requirements. No sales load or commission is charged investors in connection with the purchase of Fund shares.

     The minimum initial investment to establish a retail account with the IAI Family of Funds is $5,000. Such initial investment may be allocated among a Fund and other funds in the IAI Family of Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to any one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in a Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

     Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24 months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Family of Funds within 24 months, IAI may, at its option, redeem such shareholder's interest. Investors wishing to participate in the STAR Program should contact a Fund to obtain a STAR Program application.


     To purchase shares, forward the completed application and a check payable to "IAI Funds" to a Fund. Third party checks will not be accepted for initial account investments. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined after receipt of the purchase order by a Fund.


     Purchases of shares are subject to acceptance or rejection by a Fund on the same day the purchase order is received and are not binding until so accepted.
It is the policy of the Funds and the Underwriter to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Fund. Share certificates will only be issued for Reserve Fund upon written request.

     All correspondence relating to the purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 3700 First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.


BANK WIRE PURCHASES

     Shares may be purchased by having your bank wire federal funds (funds of the Federal Reserve System) to Norwest Bank Minnesota.

     Wire orders will be accepted only on days your bank, the transfer agent, a Fund and Norwest Bank Minnesota are open for business. The payment must be received by a Fund before the close of business to be credited to your account that day. Otherwise, it will be processed the next business day. The wire purchase will not be considered made until the wired amount is received and the purchase is accepted by such Fund. If the wire order does not contain the information stated below, such Fund may reject it. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of such Fund or the transfer agent.

     You must pay any charges assessed by your bank for the wire service. If a wire order is rejected, all money received by the Fund, less any costs incurred by the Fund or the transfer agent in rejecting it, will be returned promptly.

     If the wire order is for a new account, you should call IAI Shareholder Services at 1-800-945-3863 to advise them of the investment and to obtain an account number and instructions. The wire should be sent to: Norwest Bank Minnesota, Routing Number 091000019, Minneapolis, Minnesota, Credit to: IAI Mutual Funds Account Number 6355002264. It should state the following:

"For further credit to personal account # ______________ (your account number) for ____________________________ (your name) and __________________ (Fund name)."

     A completed application must be sent to and received by the Fund before the wire is sent.

     If the wire order is an addition to an existing account, the wire must include the information required above for the new accounts. As soon as the wire is sent, you should call IAI Shareholder Services, as described above, and advise them of your name, your account number and the name of the bank transmitting the federal funds.


                                RETIREMENT PLANS

     Shares of Money Market and Reserve Funds may be an appropriate investment medium for various retirement plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other retirement plans should contact the Funds at 1-800-945-3863. All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.

                            AUTOMATIC INVESTMENT PLAN

     Investors may arrange to make regular investments of $100 or more per fund on a monthly basis, effective as of the 18th day of each month (or the next business day), through automatic deductions from their checking or savings accounts. Such investors may, of course, terminate their participation in the Automatic Investment Plan at any time upon written notice to a Fund. Any changes or instructions to terminate existing Automatic Investment Plans must be received 30 days preceding the day on which the change or termination is to take place. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan application and return it to a Fund.

                              REDEMPTION OF SHARES

     Registered holders of Fund shares may at any time require a Fund to redeem their shares upon their written request. All correspondence relating to the redemption of shares should be directed to the office of IAI Mutual Funds, P.O. Box 357, Minneapolis, Minnesota 55440. Shareholders may redeem shares by phone, subject to a limit of $50,000, provided such shareholders have authorized such Fund to accept telephone instructions. For assistance in redeeming shares by phone, please contact the IAI Mutual Funds Shareholder Services at 1-800-945-3863.

     Certificates presented for redemption must be endorsed on the back with the signature of the person whose name appears on the certificate and must be signature guaranteed. If no certificate has been issued, redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, a Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, a Fund may require additional evidence of authority prior to accepting a request for redemption.

     For shareholders who established receiving proceeds by Federal Funds Wire at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 Minimum) and proceeds will be wired on the next business day to a pre-designated bank account. Wire redemption requests will only be processed on days your bank, the transfer agent, the Funds and Norwest Bank Minnesota are open for business.

     In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IAI Shareholder Services at the address listed in the section "Additional Information." The letter must be signed by all registered owners, and their signatures must be guaranteed.

     Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds Wire.

     Neither the transfer agent nor any of the Fundss can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

     The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by a Fund. Since the value of shares redeemed is based upon the value of a Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

     Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally a Fund will mail payment for shares redeemed on the business day following receipt of the redemption request. A Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared, which may take up to ten days or more.

     Following a redemption or transfer request, if the value of a shareholder's interest in a Fund falls below $500, such Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in such Fund to fall below $500;
(b) the mailing by such Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in such Fund to increase the value of such investor's account to at least $500.

                               EXCHANGE PRIVILEGE

     The Exchange Privilege enables shareholders to purchase, in exchange for shares of a Fund, shares of certain other funds managed by IAI. These funds have different investment objectives from the Funds. Shareholders may exchange shares of a Fund for shares of another fund managed by IAI, provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence and the shareholder otherwise satisfies the fund's purchase requirements. Although the Funds do not currently charge a fee for use of the Exchange Privilege, they reserve the right to do so in the future.

     Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of each Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. Each Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. Each Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, such Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

     Fund shareholders wishing to exercise the Exchange Privilege should notify the Fund in writing or, provided such shareholders have authorized a Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. Each Fund reserves the right to terminate or modify the Exchange Privilege in the future.

                             AUTOMATIC EXCHANGE PLAN

     Investors may arrange to make regular investments of $100 or more between any of the funds in the IAI Mutual Fund Family on a monthly basis. Exchanges will take place at the closing price on the fifth day of each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in a Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan application portion of their application. For assistance in completing the application, contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                          AUTHORIZED TELEPHONE TRADING

     Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to a Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. Telephone redemption proceeds are subject to a $50,000 limit and must be made payable to the owner(s) of record and delivered to the address of record.


     In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If a Fund or the transfer agent fails to follow these procedures, such Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent the reasonable procedures are followed, none of the Funds, their transfer agent, IAI, or any affiliated broker-dealer will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchanges will be tape recorded. Telephone redemptions are not permitted on IRA or Simplified Employee Pension ("SEP") accounts. Please call the Fund for a distribution form.

                         SYSTEMATIC CASH WITHDRAWAL PLAN

     Each Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of a Fund. Payments under the plan will be made monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, such Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. The holder of a Systematic Cash Withdrawal Plan must have income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value.


     Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

     Plan application forms are available through the Funds. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                             CHECK WRITING PRIVILEGE

     Upon receipt of a completed Check Writing Application, the Funds will provide its shareholders with redemption drafts drawn on such Fund's account. Such checks may be payable to the order of anyone in any amount not less than $500. It is each shareholder's responsibility to ensure that there is a sufficient balance in such shareholder's Fund account to cover any checks drawn on such account. The Funds will return checks which cannot be honored due to an insufficient Fund account balance or which are written for amounts less than $500. Fund shares held under IRAs, SEP IRAs, and Keogh Plans may not be redeemed by check. The Funds reserve the right to modify or terminate the Check Writing Privilege at any time upon written notice to shareholders.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The policy of Money Market Fund is to declare daily and to pay monthly dividends from net investment income and to make distributions of net realized capital gains, if any, annually. The policy of Reserve Fund is to declare and pay dividends from net investment income monthly and make distributions of net realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by each Fund. When you open an account, you should specify on your application how you want to receive your distributions. The Funds offer three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of such Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distribution will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. Unless indicated otherwise by the shareholder, each Fund will automatically reinvest all such distributions into full and fractional shares at net asset value.

     The Funds' Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

     Each Fund intends to qualify for tax purposes as a regulated investment company under the Code during the current taxable year. If so qualified, each Fund will not be subject to federal income tax on income that it distributes to its shareholders.

     Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

     For federal income tax purposes, each Fund's income and short-term capital gain distributions are taxed as ordinary income. Money Market Fund does not expect to make any distributions of long-term capital gains. With respect to Reserve Fund, long-term capital gain distributions designated as capital gain dividends are taxed as long-term capital gains, regardless of the length of time the shareholder has held the shares. Annually, IAI will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     Upon redemption of shares of the Funds, the shareholder will generally recognize a capital gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. However, since the Money Market Fund seeks to maintain a constant $1.00 share price for both purchases and redemptions, shareholders of Money Market Fund are not expected to realize a capital gain or loss upon redemption. Any gain or loss on the redemption of Reserve Fund shares will be long-term if the shares have been held for more than one year. Under the Code, the deductibility of capital losses is subject to certain limitations.

     Whenever you sell shares of the Funds, IAI will send you a confirmation statement showing how many shares you sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

     The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Tax Status" in the Statement of Additional Information.

                           DESCRIPTION OF COMMON STOCK

     All shares of each Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

     The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of each corporation vote together as one series. On an issue affecting only a particular series, such as voting on the Management Agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

     Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of such Fund. An annual meeting will be held on the removal of a director or directors of a Fund if requested in writing by holders of not less than 10% of the outstanding shares of a Fund.

     The shares of Reserve Fund are transferable by endorsement of the certificate if held by the shareholders, or if the certificate is held by Reserve Fund, by delivery to such Fund of transfer instructions. Transfer instructions on certificates should be delivered to the office of the Fund. The Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by the Fund.

                              COUNSEL AND AUDITORS

     The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel for the Funds. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Funds.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     The Custodian for each Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. With respect to Reserve Fund, Norwest employs foreign subcustodians and depositories, which were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for such Fund's assets held outside the United States. IAI acts as each Fund's transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.

                             ADDITIONAL INFORMATION

     Each Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held. To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call IAI Mutual Fund Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

     In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may possibly subject all Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' management, however, the risk of such liability is not materially increased by use of a combined prospectus.

     Shareholder inquiries should be directed to the Funds at the telephone number or mailing address listed on the inside back cover page of this Prospectus.

                              IAI MONEY MARKET FUND
                                IAI RESERVE FUND


                       Statement of Additional Information
                               dated June 1, 1997


     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to a Prospectus dated June 1, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 (telephone: 1-612-376-2700 or 1-800-945-3863).



                                TABLE OF CONTENTS

                                                                        Page
INVESTMENT OBJECTIVE AND POLICIES........................................2
INVESTMENT RESTRICTIONS..................................................16
INVESTMENT PERFORMANCE...................................................18
MANAGEMENT...............................................................21
CUSTODIAL SERVICE........................................................26
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.......................26
CAPITAL STOCK............................................................27
NET ASSET VALUE AND PUBLIC OFFERING PRICE................................28
PURCHASES AND REDEMPTIONS IN KIND........................................29
TAX STATUS...............................................................30
LIMITATION OF DIRECTOR LIABILITY.........................................30
FINANCIAL STATEMENTS.....................................................31
APPENDIX A -- RATINGS OF DEBT SECURITIES.................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of IAI Money Market Fund ("Money Market Fund") and IAI Reserve Fund ("Reserve Fund"), are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that a Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Funds are further explained below.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. A Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in a Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss.

EXTENDIBLE NOTES

     Each Fund may invest in extendible notes in accordance with its investment objectives and policies. With respect to Reserve Fund, the Fund is permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same times as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. However, with respect to investments in extendible notes by Money Market Fund, if such extendible notes provide for an optional maturity date of 397 days or less, then such notes are deemed by the Fund to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the fundamental investment policy of Money Market Fund not to invest in securities having a maturity date in excess of 397 days from the date of acquisition. Similarly, with respect to the investment in extendible notes by Reserve Fund, if such extendible notes provide for an optional maturity date, then such notes are deemed by Reserve Fund to have been issued for the shorter optional maturity date, for purposes of complying with the Fund's policy on maturity of portfolio instruments. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of Reserve Fund.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner as the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to a Fund.


     The creditworthiness of the issuers of extendible notes is monitored and rated by independent rating organizations and investments by a Fund in such extendible notes are restricted to notes with the same investment ratings as are acceptable with respect to other forms of investment. The creditworthiness of such issuers is also monitored by IAI. Reserve Fund does not currently intend to invest more than 5% of its net assets in extendible notes.


LENDING PORTFOLIO SECURITIES

     In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. Each Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, a Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Fund may be reduced by finders' fees paid to broker-dealers and related expenses. Presently, the Funds do not intend to lend more than 5% of its net assets to broker-dealers, banks, or other financial borrowers of securities.

DELAYED-DELIVERY TRANSACTIONS

     Each Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Fund may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, such Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Each Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

MATURITY RESTRICTIONS

     Money Market Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the Investment Company Act of 1940. Accordingly, Money Market Fund will maintain a dollar weighted average portfolio maturity of 90 days or less, and will purchase securities with a remaining maturity of no more than 397 calendar days. For purposes of calculating the maturity of portfolio instruments, Money Market Fund will follow the requirements of Rule 2a-7.

     Rule 2a-7 provides that the maturity of portfolio instruments shall be deemed to be the period remaining (calculated from the trade date or such other date on which Money Market Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

     1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;

     2. A variable rate instrument, as defined in Rule 2a-7, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;

     3. A variable rate instrument, as defined in Rule 2a-7, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand;

     4. A floating rate instrument, as defined in Rule 2a-7, that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand;

     5. A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities; and

     6. A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Each Fund may invest in other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivable), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediaries. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on IAI's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect such Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, such Fund might incur certain costs and delays in rendering payment on the loan or loan participation and could suffer a loss of principal or interest.

     Money Market and Reserve Funds limit the amount of the assets that they will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by such Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to such Fund the direct debtor creditor relationship with the borrower, SEC interpretations require such Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purpose of determining whether such Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

REVERSE REPURCHASE AGREEMENTS

     Reserve Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, Reserve Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Reserve Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), Reserve Fund's investment adviser and manager. As a result, such transactions may increase fluctuations in the market value of Reserve Fund's assets and may be viewed as a form of leverage. Reserve Fund does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

SECURITIES OF FOREIGN ISSUERS

     Each Fund may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign bond markets, brokers and companies than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of Reserve Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Reserve Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of Reserve Fund as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

     The interest payable on certain of Reserve Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. The expense ratio of Reserve Fund should not be materially affected by the Fund's investment in foreign securities.

PARTICIPATION INTERESTS

     Each Fund may purchase from financial institutions participation interests in loans and other securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of one year or less. For certain participation interests, each Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security as needed to provide liquidity to meet redemptions or to maintain or improve the quality of its investment portfolio.

ILLIQUID SECURITIES

     Reserve Fund may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Money Market Fund may invest up to 10% of its net assets in such securities. However, certain restricted securities that are not registered for sale to the general public that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

     (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

     (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

     (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

     Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the instrument for purposes of calculating a Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to a Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

     1. the frequency of trades and quotes for the security;

     2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

     3. dealer undertakings to make a market in the security; and

     4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Fund's investments could be impaired if trading declines.


ZERO COUPON BONDS

     Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, Reserve Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

VARIABLE OR FLOATING RATE INSTRUMENTS

     Each Fund may invest in variable or floating rate instruments. Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

MORTGAGE-BACKED SECURITIES

     Reserve Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and Reserve Fund may invest in them if IAI determines they are consistent with Reserve Fund's investment objective and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

ASSET-BACKED SECURITIES

     Each Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

LOWER-RATED DEBT SECURITIES

     Reserve Fund may invest in lower-rated debt securities. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from Reserve Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     Reserve Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet such Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

INDEXED SECURITIES

     Reserve Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Reserve Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

INFLATION-PROTECTION SECURITIES

     Reserve  Fund  may  purchase   securities   issued  by  the  United  States
government, which include U.S. Treasury inflation-protection securities.

     Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.


FOREIGN CURRENCY TRANSACTIONS

     Reserve Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     Reserve Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by Reserve Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, Reserve Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing Reserve Fund's foreign investments. Reserve Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

     Reserve Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if Reserve Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. Reserve Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, Reserve Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. Reserve Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change Reserve Fund's investment exposure to changes in currency exchange rates, and could result in losses to Reserve Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged Reserve Fund by selling that currency in exchange for dollars, Reserve Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases Reserve Fund's exposure to a foreign currency, and that currency's value declines, Reserve Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to Reserve Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of Reserve Fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     Reserve Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Reserve Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which Reserve Fund can commit assets to initial margin deposits and option premiums.

     In addition, Reserve Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of Reserve Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, Reserve Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by Reserve Fund would exceed 5% of Reserve Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on Reserve Fund's investments in futures contracts and options, and Reserve Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of Reserve Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.


FUTURES CONTRACTS

     When Reserve Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When Reserve Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when Reserve Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase Reserve Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When Reserve Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of Reserve Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to Reserve Fund.

PURCHASING PUT AND CALL OPTIONS

     By purchasing a put option, Reserve Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, Reserve Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. Reserve Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, Reserve Fund will lose the entire premium it paid. If Reserve Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Reserve Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

     When Reserve Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, Reserve Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract Reserve Fund would be required to make margin payments to an FCM as described above for futures contracts. Reserve Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option Reserve Fund has written, however, Reserve Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

     If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates Reserve Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

     Reserve Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, Reserve Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match Reserve Fund's current or anticipated investments exactly. Reserve Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of Reserve Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match Reserve Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Reserve Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in Reserve Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for Reserve Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require Reserve Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, Reserve Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

     Reserve Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows Reserve Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

     Reserve Fund may engage in options and futures transactions relating to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. Reserve Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Reserve Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of Reserve Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect Reserve Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of Reserve Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of Reserve Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     Reserve Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of Reserve Fund's assets could impede portfolio management or Reserve Fund's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, each Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

     Each Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and not more than 10 per centum of the outstanding voting securities of such issuer.

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     For purposes of applying this restriction, a Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guaranteeing positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

     To the extent a Fund engages in reverse repurchase agreements, because such
transactions  are  considered  borrowing,   reverse  repurchase  agreements  are
included in the 33-1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.


     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     For purposes of applying this restriction, a Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14. Money Market Fund may not invest more than 10% of its net assets in illiquid investments. Reserve Fund may not invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of a Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. With respect to Restriction 14, a Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid assets.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by Reserve Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve
(12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Reserve Fund's historical portfolio turnover rates are set forth in the prospectus section "Financial Highlights". The variation in portfolio turnover rate resulted from a change in trading patterns and the effect of Reserve Fund's large number of holdings of securities which mature in less than a year.

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for each Fund may refer to its yield and effective yield and, with respect to Reserve Fund, its monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

     Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           CTR = (ERV-P) 100
                                  -----
                                   P

         Where:            CTR      =       Cumulative total return;

                           ERV      =       ending redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period; and

                           P        =       initial payment of $1,000

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n =        ERV

         Where:            P        =       a hypothetical initial payment of
                                            $1,000;

                           T        =       average annual total return;

                           n        =       number of years; and

                           ERV      =       ending redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the
                                            beginning of such period.


     Reserve Fund's "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

                  The yield formula is as follows:

                           YIELD = 2[(a-b + 1)6 -1]
                                      ---
                                      cd
                  Where:   a = dividends and interest earned during the period.

                           b = expenses accrued for the period (net of
                               reimbursements).

                           c = the average daily number of shares  outstanding
                               during the period that were entitled to receive dividends.

                           d = the net asset value of Reserve Fund.

     The table below shows the yearly total return for Reserve Fund for the periods indicated.

                     Year Ended December 31,        Total Return
                     -----------------------        ------------

                     1986                                5.20%*
                     1987                                5.93%
                     1988                                6.68%
                     1989                                8.74%
                     1990                                8.39%
                     1991                                7.91%
                     1992                                3.33%
                     1993                                3.36%
                     1994                                2.71%
                     1995                                6.92%
                     1996                                4.40%

                     -----------------
                    *Commenced operations on January 31, 1986

     Reserve Fund's average annual rates of return for its one, five and ten year periods ending January 31, 1997 were 4.16%, 4.17% and 5.80%, respectively. Reserve Fund's yield for the thirty-day period ended January 31, 1997 was 5.29%.


     With respect to Money Market Fund, the Fund's current yield quotation is based on a seven-day period and is computed by determining the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share. This number is then divided by the price per share at the beginning of the period ("base period return"), and then the base period return is multiplied by (365/7).

     The effective yield for Money Market Fund is computed by taking the base period return as calculated above and calculating the effect of assumed compounding.

     The formula for the effective yield is as follows:

          Effective yield    =    [(Base period return + 1)365/7]-1

     For the 7-day period ended January 31, 1997, Money Market Fund's current yield was 4.83% and its effective yield was 4.94%.


     In advertising and sales literature, each Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Fund. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. Each Fund may also note its mention in newspapers, magazines, or other media from time to time. However, such Fund assumes no responsibility for the accuracy of such data.

     For example, (1) a Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets, as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index; (v) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; and (ix) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.);
(2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic business, investment, or financial environment in which such Fund operates; (4) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in such Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

The names, addresses, positions and principal occupations of the directors and executive officers of the Fund are given below.

Name and Address                         Age    Position             Principal Occupation(s) During Past 5 Years
----------------                         ---    --------             -------------------------------------------

Noel P. Rahn*                            58     Chairman of the      Chief  Executive  Officer and a Director of IAI
3700 First Bank Place                           Board, President     since 1974.  Mr.  Rahn is also  Chairman and President
P.O. Box 357                                                         of the other IAI Mutual Funds and of LifeUSA Funds, Inc.
Minneapolis, Minnesota 55440

Madeline Betsch                          54     Director             Currently   retired;   until  April  1994,  was
19 South 1st Street                                                  Executive  Vice  President,  Director of Client
Minneapolis, Minnesota 55401                                         Services,  of  CME-KHBB  Advertising  since May
                                                                     1985,  and prior  thereto was a Vice  President
                                                                     with    Campbell-Mithun,    Inc.   (advertising
                                                                     agency) since February 1977.

W. William Hodgson                       72     Director             Currently   retired;   served  as   information
1698 Dodd Road                                                       manager  for the North  Central  Home Office of
Mendota Heights, Minnesota 55118                                     the  Prudential  Insurance  Company  of America
                                                                     from 1961 until 1984.

George R. Long                           67     Director             Chairman   of   Mayfield    Corp.    (financial
29 Las Brisas Way                                                    consultants  and  venture   capitalists)  since
Naples, Florida 33963                                                1973.

J. Peter Thompson                        64     Director             Grain farmer in  southwestern  Minnesota  since
Route 1                                                              1974.   Prior  to  that,   Mr.   Thompson   was
Mountain Lake, Minnesota 56159                                       employed  by Paine  Webber,  Jackson  & Curtis,
                                                                     Incorporated, (a diversified financial services
                                                                     concern), most recently as Senior Vice President
                                                                     and General Partner.

Charles H. Withers                       70     Director             Currently retired;  was Editor of the Rochester
Rochester Post Bulletin                                              Post-Bulletin,  Rochester,  Minnesota from 1960
P.O. Box 6118                                                        through March 31, 1980.
Rochester, Minnesota 55903

Archie C. Black, III                     35     Treasurer            Senior  Vice  President  and  Chief   Financial
3700 First Bank Place                                                Officer  of IAI and has  served  IAI in several
P.O. Box 357                                                         capacities   since  1987.  Mr.  Black  is  also
Minneapolis, Minnesota 55440                                         Treasurer of the other IAI Mutual Funds and of
                                                                     LifeUSA Funds, Inc.

                                      -21-


Name and Address                         Age     Position            Principal Occupation(s) During Past 5 Years
----------------                         ---     --------            -------------------------------------------

William C. Joas                          34     Secretary            Vice  President  of IAI  and has  served  as an
3700 First Bank Place                                                attorney  for IAI since 1990.  Mr. Joas is also
P.O. Box 357                                                         Secretary of the other IAI Mutual Funds and of
Minneapolis, Minnesota 55440                                         LifeUSA Funds, Inc.

Timothy A. Palmer                        34      Vice President,     Senior  Vice  President  and  has  served  as a
3700 First Bank Place                            Investments         fixed  income  portfolio  manager  of IAI since
P.O. Box 357                                     (Reserve            1990.  Mr.  Palmer  is  also  Vice   President,
Minneapolis, Minnesota 55440                     Portfolio)          Investments   of  IAI  Reserve   Fund  and  IAI
                                                                     Institutional Bond Fund.

Livingston Douglas                       36      Vice President,     Vice  President  of IAI.  Prior to joining  IAI
3700 First Bank Place                            Investments         in 1993,  Mr.  Douglas  served  as a  portfolio
P.O. Box 357                                     (Reserve            manager  for  Mackey-Shields   Financial  Corp.
Minneapolis, Minnesota 55440                     Portfolio)          from  1987 to 1993.  Mr.  Douglas  is also Vice
                                                                     President,  Investments  of IAI  Bond  Fund and
                                                                     IAI Reserve Fund.

Susan J. Haedt                           35      Vice President,     Vice  President  of IAI  and  Director  of Fund
3700 First Bank Place                            Director of         Operations.  Prior to joining IAI in 1992,  Ms.
P.O. Box 357                                     Operations          Haedt  served as a Senior  Manager at KPMG Peat
Minneapolis, Minnesota 55440                                         Marwick LLP (an international  tax,  accounting
                                                                     and  consulting  firm).  Ms. Haedt is also Vice
                                                                     President,  Director of  Operations  of the other
                                                                     IAI Mutual Funds and of LifeUSA Funds, Inc.


* Director who is an interested person (as that term is defined by the Investment Company Act of 1940) of IAI and the Funds.

     Each Fund has agreed to reduced initial subscription requirements for employees and directors of a Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

     No compensation is paid by the Fund to any of its officers. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.


                                                                                           Aggregate Compensation
      Name of Person, Position          Compensation from        Compensation from                from the
         ---------------                Money Market Fund*         Reserve Fund*            19 IAI Mutual Funds**
                                        ------------------         -------------            -------------------

Betsch, Madeline  -  Director                 $2,459                   $3,045                      $34,700
Hodgson, W. William  - Director               $2,459                   $3,045                      $34,700
Long, George R.  -  Director                  $2,055                   $2,641                      $34,700
Thompson, J. Peter  -  Director               $2,459                   $3,045                      $34,700
Withers, Charles H.  -  Director              $2,055                   $2,641                      $34,700
-------------------------

*        For the fiscal year ended January 31, 1997.
**       For the calendar  year ended  December 31, 1996;
          excludes expenses incurred in connection with attending meetings.


     The Board of Directors for each of the Funds has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit certain persons from acquiring of any securities in an initial public offering. In addition, securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Funds' Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.



     IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.


HISTORY

     Money Market Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in seven series (Series A through G). On June 25, 1993, the Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Series Fund, Inc., be renamed IAI Investment Funds VI, Inc. The investment portfolio represented by Series F common shares is referred to as "IAI Money Market Fund."

     Reserve Fund is a separate portfolio of IAI Investment Funds V, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). On June 25, 1993, the Fund's shareholders approved and amended and restated Articles of Incorporation which provided that the registered investment company whose corporation name had been IAI Reserve Fund, Inc., be renamed IAI Investment Funds V, Inc. The investment portfolio represented by Series A common shares is referred to as "IAI Reserve Fund".

MANAGEMENT AGREEMENT

     Effective April 1, 1996, pursuant to a Management Agreement between each Fund and IAI, IAI has agreed to provide each Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of a Fund's investment policies, subject to review by the directors of a Fund. In addition, IAI has agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of a Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with a Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by a Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; (7) the administration of payments and dividends and distributions declared by a Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. In return for these services, each Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as follows. Reserve Fund has agreed to pay an annual fee at the rate of .85%. With respect to Money Market Fund, the annual fee is set forth in the table below:

                                MONEY MARKET FUND
                                -----------------

              Daily Net Assets                   Fee IAI Receives Annually
              ----------------                   -------------------------

              For the first $100 million                  0.60%
              For the next $150 million                   0.55%
              Above $250 million                          0.50%



     Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of a Fund, taxes and extraordinary expenses, IAI has agreed to pay all of a Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering a Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.




     The following table contains relevant information concerning fees each Fund paid under the Management Agreement for the period from April 1, 1996 through January 31, 1997:

                           Net Assets*        Management Fee       IAI Waiver
                           -----------        --------------       ----------

Money Market Fund          $ 26,139,897       $  141,194           $  9,735**

Reserve Fund               $ 60,123,630       $  462,745           $  4,324***
--------------------
*     As of January 31, 1997
**    $1,965 of such waiver resulted from IAI's reduction of its Management
      Fee in the amount representing the Fund's pro rata payment of directors'
      fees and expenses.  $7,770 of such waiver resulted from IAI's waiver                                      -
      of its Management Fee in excess of .50% of the Fund's average daily net assets through June 30, 1996.
***   Resulting from IAI's reduction of its Management Fee in the amount representing each Fund's pro rata payment of director's fees and expenses.



     IAI has also voluntarily undertaken to pay all expenses of promoting the sale of Fund shares and may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of Fund shareholders and/or which perform services for shareholder accounts.


PRIOR AGREEMENTS

     Effective March 31, 1996, the Investment Advisory Agreement and Administrative Agreement between each Fund and IAI were terminated and replaced by the Management Agreement described above. The services provided by IAI under the Management Agreements are substantially similar in nature as those provided under the replaced agreements.

     Pursuant to the Investment Advisory Agreement, Money Market Fund had agreed to pay IAI a monthly fee equivalent to an annual rate of .30% of its average daily net assets. Pursuant to the Investment Advisory Agreement, Reserve Fund had agreed to pay IAI a monthly fee equivalent on an annual basis, to .50% of its average month-end net assets.


     The following table contains relevant information concerning fees each Fund paid under the Advisory Agreement:

                             Period                Advisory Fee       Fee Waiver
                             ------                ------------       ----------
Money Market Fund            2-1-96 to 3-31-96     $     2,518        $  14,181
                             FYE 1-31-96           $    19,493        $  76,386
                             4-1-94 to 1-31-95     $      0           $  64,516

Reserve Fund                 2-1-96 to 3-31-96     $    50,069        $    0
                             FYE 1-31-96           $   377,386        $    0
                             4-1-94 to 1-31-95*    $   348,495        $    0
-------------------------
* Reflects fiscal year-end change from 3-31 to 1-31



     With respect to the Administrative Agreement, Money Market Fund agreed to pay IAI a monthly fee at the annual rate of .20% of Money Market Fund's average daily net assets. For the two month period before the Management Agreement became effective, Money Market Fund paid IAI $11,133 pursuant to the
Administrative Agreement. Reserve Fund had agreed to pay IAI a monthly administrative fee at the annual rate of 0.20% of the Fund's month-end net assets. For the two month period before the Management Agreement became effective, Reserve Fund paid IAI $20,028 pursuant to the Administrative Agreement.

     Effective March 31, 1996, Reserve Fund's Plan of Distribution (the "Plan") terminated. Prior to termination, Reserve Fund had entered into a Distribution and Shareholder Services Agreement (the "Agreement") with IAI Securities, Inc. ("IAIS"). Pursuant to such Plan and Agreement, Reserve Fund paid IAIS .25% of the Fund's average month-end net assets to cover expenses incurred by IAIS in connection with the servicing of shareholder accounts and the distribution of such Fund's shares, subject to the contractual expense limitations discussed below. The entire distribution fee payable by Reserve Fund for the two month period before the Plan was terminated was waived pursuant to the contractual expense limitation discussed below.




ALLOCATION OF EXPENSES

     Prior to the termination of the Advisory and Administrative Agreements on March 31, 1996 as discussed above, each Fund paid all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering a Fund's shares, postage, fees to directors who are not "interested persons" of a Fund, insurance premiums, costs of attending investment conferences and such other costs which may be designated as extraordinary. In addition, the Reserve Fund may have incurred expenses in conjunction with distribution expenses pursuant to Reserve Fund's Rule 12b-1 plan. Under the prior Agreements, IAI agreed to reimburse Reserve Fund for expenses (other than brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses) which exceed .85% per year of the average annual month-end net assets of Reserve Fund (the "expense limit"). With respect to Money Market Fund, IAI had agreed to voluntarily waive Fund expenses in excess of .50% of average daily net assets.

DURATION OF AGREEMENTS

     Each Management Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time without penalty by the Board of Directors of a Fund or by vote of a majority of a Fund's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to a Fund. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                                CUSTODIAL SERVICE

     The custodian for the Funds is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. With respect to Reserve Fund's ability to invest up to 10% of Fund assets in international securities, Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables Reserve Fund to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for Reserve Fund's assets held outside the United States.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Most of each Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of a Fund, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the bond market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

     So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for a Fund. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, Advisers may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.

                                  CAPITAL STOCK

MONEY MARKET

     Money Market Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in seven series (Series A through G). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds VI, Inc. is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds VI, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series F common shares. The investment portfolio represented by such shares is referred to as IAI Money Market Fund. As of January 31, 1997, Money Market Fund had 26,140,702 shares outstanding.

     As of April 23, 1997 no person held of record or, to the knowledge of Money Market Fund, beneficially owned more than 5% of the outstanding shares of Money Market Fund.

     In  addition,  as of April  23,  1997  Money  Market  Fund's  officers  and
directors  as  a  group  owned   approximately  6.30%  of  Money  Market  Fund's
outstanding shares.


RESERVE FUND

     Reserve Fund is a separate portfolio of IAI Investment Funds V, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds V, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds V, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares. The investment portfolio represented by such shares is referred to as IAI Reserve Fund. As of January 31, 1997, Reserve Fund had 6,082,324 shares outstanding.

     As of April 23, 1997, no person held of record or, to the knowledge of Reserve Fund, beneficially owned more than 5% of the outstanding shares of the Fund, except as set forth in the following table:

=============================================================================
Name and Address                   Number of                       Percent of
of Shareholder                      Shares                            Class
=============================================================================

IAI Corporate Cash Account       1,941,190.778                       31.53%
3700 First Bank Place
P.O. Box 357
Minneapolis, MN  55440

Bost & Co.                         524,029.405                        8.51%
MHFF2528002
AIM #153-3002
P.O. Box 3198
3 Mellon Bank
Pittsburgh, PA 15230-3198


     In addition, as of April 23, 1997, Reserve Fund's officers and directors as a group owned less than 1% of Reserve Fund's outstanding shares. As a result of owning in excess of 25% of the outstanding shares of Reserve Fund, Investment Advisers, Inc. ("IAI") may be deemed to control Reserve Fund. IAI is a Delaware corporation. More information on IAI is found in the section "Management".


                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The net asset value per share of each Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

MONEY MARKET FUND

     For the purpose of calculating Money Market Fund's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The use of amortized cost and the maintenance of Money Market Fund's per share net asset value at $1.00 is based on its election to operate under the provision of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in United States dollar-denominated securities that are determined by the Board of Directors to present minimal credit risks and that are at the time of acquisition "Eligible Securities."

     The Board of Directors has also established procedures reasonably designed, taking into account current market conditions, to stabilize the net asset value per share as computed for the purpose of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

     In the event of a deviation that may result in material dilution or that is otherwise unfair to existing shareholders between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market quotations.


     On January 31, 1997 the net asset value and public offering price per share of Money Market Fund was calculated as follows:


NAV =    Net Assets ($26,139,897)         =    $1.00
         -------------------------------
         Shares Outstanding (26,140,702)

RESERVE FUND

     The portfolio securities in which Reserve Fund invests fluctuate in value, and hence, for Reserve Fund, the net asset value per share also fluctuates.


     On January 31, 1997, the net asset value and public offering price per share of Reserve Fund was calculated as follows:

NAV =     Net Assets ($60,123,630)         =  $9.88
          -----------------------------
          Shares Outstanding (6,082,324)




                        PURCHASES AND REDEMPTIONS IN KIND

     In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of a Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, if a shareholder so desires, and IAI so agrees, Fund shares may be redeemed in exchange for securities held by a Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.

                                   TAX STATUS

     The tax status of the Funds and the distributions of the Funds are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     It is expected that none of the  distributions of the Funds' net investment
income  will  qualify  for  the  dividends  received   deduction   available  to
corporations under the Internal Revenue Code of 1986, as amended (the "Code").

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, each Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income, if any, for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, an undistributed income that is already subject to corporate income tax.

     If Reserve Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to a Reserve Fund shareholder if, as is usually the case, Reserve Fund shares are a capital asset in the hands of a Reserve Fund shareholder at that time. However, under a special provision in the Code, if Reserve Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution.

     Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of Reserve Fund's assets to be invested in various countries is not known. Any amount of taxes paid by Reserve Fund to foreign countries will reduce the amount of income available to Reserve Fund for distributions to shareholders.

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of each Fund's Prospectus and this Statement of Additional Information. The foregoing relates solely to federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of a Fund.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances).

Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds V, Inc., and IAI Investment Fund VI, Inc. limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                              FINANCIAL STATEMENTS

     The financial statements, included as part of the Funds' 1997 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Funds at no additional charge.

                    APPENDIX A -- RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S

CORPORATE BONDS

     Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B.  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime - 1 Superior ability for repayment of senior short-term debt obligations

     Prime  -  2  Strong  ability  for  repayment  of  senior   short-term  debt
obligations

     Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P

CORPORATE BONDS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

     A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

     A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

     A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

RATINGS BY FITCH INVESTORS SERVICE, INC.

CORPORATE BONDS

     AAA. Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to only slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may exist, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase, are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

     AA. Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a bond so rated may be of junior though strong lien, in many cases directly following an AAA bond, or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

COMMERCIAL PAPER

     Fitch-1. (Highest Grade) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     Fitch-2. (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


RATINGS BY DUFF & PHELPS, INC.

CORPORATE BONDS

     Duff 1. Highest credit quality. The risk factors are negligible, being only slightly more than for risk free U.S. Treasury debt.

     Duff 2. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER

     Duff 1. High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

     Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

RATINGS BY THOMSON BANKWATCH (TBW)

SHORT-TERM RATINGS

     TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                     PART C


Item 24. Financial Statements and Exhibits
------------------------------------------

         (a)  Financial Statements  (Series A, C, E) (1)
                                    (Series B, D) (2)
                                    (Series F) (3)
                                    (Series G) (4)
         (b)  Exhibits

              (1A)  Articles of Incorporation (7)

              (1B)  Certificate of Designation (Series C, D, E) (7)

              (1C)  Certificate of Designation (Series F) (7)

              (1D)  Certificate of Designation (Series G) (3)

              (2)   Bylaws (4)

              (5A)  Investment Advisory Agreement (Series A, C, E, F) (7)

              (5B)  Management Agreement (Series G) (4)

              (5C)  Management Agreement (Series B, D, F) (4)

              (6A)  Distribution and Shareholder Services Agreement
                      (Series A, C, E) (1)

              (6B)  Distribution and Shareholder Services Agreement
                      (Series F) (2)

              (6C)  Dealer Sales Agreement (Series A, C, E) (1)

              (6D)  Dealer Sales Agreement (Series B, D, F, G) (4)

              (6E)  Shareholder Services Agreement (Series A, C, E) (1)

              (6F)  Shareholder Services Agreement (Series B, D, F, G) (4)

              (8A)  Custodian Agreement (Series A, B, C, D, E, F) (7)

              (8B)  Custodian Agreement (Series G) (4)

              (9)   Administrative Agreement (Series A, C, E, F) (7)

              (11)  Consent of Independent Auditors

              (15)  Plan of Distribution (Series A, C, E) (1)

              (16)  Calculation of Performance Data (6)

              (99)  Annual Report (5)
--------------------------------

     (1) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on July 31, 1995.

     (2) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on June 1, 1995.

     (3) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on November 17, 1995.

     (4) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on January 31, 1996.


     (5) Incorporated by reference to the Annual Report filed electronically on Form N-30D on March 31, 1997.


     (6) Incorporated by reference to the Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

     (7) Incorporated by reference to the Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on July 25, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.
-----------------------------------------------------------------------

                  Not applicable.

Item 26. Number of Holders Securities.
--------------------------------------

                                                                                     Number of Record Holders
Portfolio                                 Title of Class                               as of April 30, 1997
---------                                 --------------                               --------------------

IAI Investment Funds VI, Inc.         Common Stock (Series A)                                  6,224
                                      Common Stock (Series B)                                    458
                                      Common Stock (Series C)                                  4,139
                                      Common Stock (Series D)                                    757
                                      Common Stock (Series F)                                  1,623
                                      Common Stock (Series G)                                  2,301


Item 27. Indemnification.
-------------------------

     Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on May 22, 1996.

Item 28. Business and Other Connections of Investment Adviser.
--------------------------------------------------------------

     Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

     The senior officers and directors of IAI and their titles are as follows:

     Name                                                     Title
     ----                                                     -----

Jeffrey R. Applebaum                                          Senior Vice President
Scott Allen Bettin                                            Senior Vice President
Archie Campbell Black, III                                    Senior Vice President/Treasurer
Iain Cheyne                                                   Chairman/Director
Stephen C. Coleman                                            Senior Vice President
Larry Ray Hill                                                Executive Vice President
Richard A. Holway                                             Senior Vice President
Irving Philip Knelman                                         President/Chief Operations Officer/Director
Kevin McKendry                                                Director
Timothy A. Palmer                                             Senior Vice President
Peter Phillips                                                Director
Noel Paul Rahn                                                Chief Executive Officer/Director
James S. Sorenson                                             Senior Vice President
R. David Spreng                                               Senior Vice President
Christopher John Smith                                        Senior Vice President/Secretary


     All of such persons have been affiliated with IAI for more than two years except Messrs. Cheyne, McKendry and Phillips. Prior to being appointed to the Board in 1996, Mr. Cheyne was General Manager of Corporate Banking of Lloyds Bank plc, and currently is Managing Director, International Banking, Lloyds TSB Group plc, St. George's House, 6-8 Eastcheap, London, England EC3M 1LL since 1972. Prior to being appointed to the Board in 1996, Mr. McKendry was and remains Bank Counsel to Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1979. Prior to being appointed to the Board in 1996, Mr. Phillips was and remains Executive Vice President and General Manager of Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1993.

     Certain directors and officers of IAI are directors and/or officers of the Registrant, as described in the section of the Statement of Additional Information entitled "Management," filed as a part of this Registration Statement.

     The address of the officers and directors of IAI is that of IAI, which is 3700 First Bank Place, P. O. Box 357, Minneapolis, Minnesota 55440.

     Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                                           Title
----                                           -----

Noel Paul Rahn                                 Chairman of the Board of Directors
Roy C. Gillson                                 Chief Investment Officer/Director
Iain D. Cheyne                                 Director
Irving Philip Knelman                          Director
Hilary Fane                                    Deputy Chief Investment Officer/Director
Feidhlim O'Broin                               Associate Director

     Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The officers and directors of IAI Trust Company and their titles are as follows:

Name                                           Title
----                                           -----

Archie C. Black                                Chairman of the Board/President//Treasurer
Christopher J. Smith                           Director/Vice President
Susan J. Haedt                                 Vice President/Director
Darcy Kent                                     Supervisor of Trust Services
Steven G. Lentz                                Secretary/Director


Item 29.  Principal Underwriters
--------  ----------------------

         (a)      Not applicable

         (b)      Not applicable.

Item 30.  Location of Accounts and Records.
--------  ---------------------------------

     The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant, including books and records of Registrant's investment portfolios, are maintained by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 3700 First Bank Place, Minneapolis, Minnesota 55402.

Item 31. Management Services.
-----------------------------

                  Not applicable.

Item 32. Undertakings.
----------------------

         (a)      Not applicable.

         (b Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without change.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of its Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 15th day of May, 1997.


                                             IAI INVESTMENT FUNDS VI, INC.
                                                 (Registrant)


                                             By /s/Noel P. Rahn
                                                Noel P. Rahn, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/Noel P. Rahn            President (principal                May 15, 1997
Noel P. Rahn               executive officer) & Director


/s/Archie C. Black         Treasurer (principal                May 15, 1997
Archie C. Black III        financial and accounting
                           officer)



Madeline Betsch (1)
Director

W. William Hodgson (1)
Director

George R. Long (1)
Director

J. Peter Thompson (1)
Director

Charles H. Withers (1)
Director


/s/William C. Joas         May 15, 1997
William C. Joas,
Attorney-in-fact

     (1) Registrant's directors executing Powers of Attorney dated August 18, 1993, and filed with the Commission on February 7, 1994.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description                Sequential Page No.
-----------       -------------------                -------------------

11                Consent of Independent Auditors